Quarterly Report
January 31, 2022
SPDR® Dow Jones Industrial AverageSM ETF Trust
A Unit Investment Trust
“Dow Jones Industrial AverageSM”, “DJIA®”, “Dow Jones®”, “The Dow®” and “DIAMONDS®” are trademarks and service marks of Standard & Poor’s Financial Services LLC and have been licensed for use by S&P Dow Jones Indices LLC (“S&P”) and sublicensed for use by State Street Global Advisors Funds Distributors, LLC. SPDR Dow Jones Industrial Average ETF Trust (the “Trust”), PDR Services LLC and NYSE Arca, Inc. are permitted to use these trademarks and service marks pursuant to separate sublicenses. The Trust is not sponsored, endorsed, sold or promoted by S&P, its affiliates or its third party licensors.
“SPDR®” is a trademark of Standard & Poor’s Financial Services LLC and has been licensed for use by S&P and sublicensed for use by State Street Global Advisors Funds Distributors, LLC. No financial product offered by State Street Global Advisors Funds Distributors, LLC or its affiliates is sponsored, endorsed, sold or promoted by S&P, its affiliates or its third party licensors.

SPDR Dow Jones Industrial Average ETF Trust
January 31, 2022 (Unaudited)

Schedule of Investments (Unaudited)	1
Notes to Schedule of Investments (Unaudited)	2

SPDR Dow Jones Industrial Average ETF Trust
SCHEDULE OF INVESTMENTS
January 31, 2022 (Unaudited)

Security Description	Shares	Value
Common Stocks — 100.0%
3M Co.	5,581,017	$926,560,442
American Express Co.	5,581,017	1,003,578,477
Amgen, Inc.	5,581,017	1,267,672,201
Apple, Inc.	5,581,017	975,450,151
Boeing Co. (a)	5,581,017	1,117,542,844
Caterpillar, Inc.	5,581,017	1,124,909,786
Chevron Corp.	5,581,017	732,954,963
Cisco Systems, Inc.	5,581,017	310,695,216
Coca-Cola Co.	5,581,017	340,497,847
Dow, Inc.	5,581,017	333,354,145
Goldman Sachs Group, Inc.	5,581,017	1,979,475,110
Home Depot, Inc.	5,581,017	2,048,121,619
Honeywell International, Inc.	5,581,017	1,141,206,356
Intel Corp.	5,581,017	272,465,250
International Business Machines Corp.	5,581,017	745,456,441
Johnson & Johnson	5,581,017	961,553,419
Security Description	Shares	Value
JPMorgan Chase & Co.	5,581,017	$829,339,126
McDonald's Corp.	5,581,017	1,447,994,861
Merck & Co., Inc.	5,581,017	454,741,265
Microsoft Corp.	5,581,017	1,735,584,667
NIKE, Inc. Class B	5,581,017	826,381,187
Procter & Gamble Co.	5,581,017	895,474,178
salesforce.com, Inc. (a)	5,581,017	1,298,311,985
Travelers Cos., Inc.	5,581,017	927,453,405
UnitedHealth Group, Inc.	5,581,017	2,637,421,204
Verizon Communications, Inc.	5,581,017	297,077,535
Visa, Inc. Class A	5,581,017	1,262,258,615
Walmart, Inc.	5,581,017	780,281,987
Walgreens Boots Alliance, Inc.	5,581,017	277,711,406
Walt Disney Co. (a)	5,581,017	797,918,000
Total Common Stocks (Cost $29,803,106,051)		$29,749,443,688
(a)	Non-income producing security.

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of January 31, 2022.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks	$29,749,443,688	$—	$—	$29,749,443,688

SPDR Dow Jones Industrial Average ETF Trust
NOTES TO SCHEDULE OF INVESTMENTS
January 31, 2022 (Unaudited)

Security Valuation
The Trust’s investments are valued at fair value each day that the New York Stock Exchange (“NYSE”) is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of the Trust are valued pursuant to the policy and procedures developed by the Oversight Committee of the Trustee (the “Committee”). The Committee provides oversight of the valuation of investments for the Trust.
Valuation techniques used to value the Trust’s equity investments are as follows:
Equity investments (including preferred stocks) traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.
In the event that prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Trustee.
Fair value pricing could result in a difference between the prices used to calculate the Trust’s net asset value ("NAV") and the prices used by the Trust’s underlying index, the DJIA, which in turn could result in a difference between the Trust’s performance and the performance of the DJIA.
The Trustee values the Trust's assets and liabilities at fair value using a hierarchy that prioritizes the inputs to valuation techniques, giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with the investment.
The three levels of the fair value hierarchy are as follows:
•  Level 1 – Unadjusted quoted prices in active markets for an identical asset or liability;
•  Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

SPDR Dow Jones Industrial Average ETF Trust
NOTES TO SCHEDULE OF INVESTMENTS
January 31, 2022 (Unaudited)

•  Level 3 – Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.
Other information regarding the Trust is available in the Trust’s most recent Report to Shareholders. This information is also available on the website of the U.S. Securities and Exchange Commission at www.sec.gov.